Exhibit 99.29

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF ARIZONA

In re:	) )	CASE NO.	2-05-BK-17104-RTB AND 2-05-BK-18689-RTB
)
THREE-FIVE SYSTEMS, INC. AND TFS-DI	)	CH. 11 POST CONFIRMATION REPORT
(SUBSTANTIVELY CONSOLIDATED))
)
	)	X	QUARTERLY	FINAL
)
	)	QUARTER ENDING:		6/30/2007
Debtor(s))
	)	DATE PLAN CONFIRMED:		9/11/2006

SUMMARY OF DISBURSEMENTS:

A. Disbursements made under the plan, for current quarter:	$36,425.45

B. Disbursements not under the plan, for current quarter:	$277,164.28

Total Disbursements	$313,589.73

ALL DISBURSEMENTS MADE BY THE REORGANIZED DEBTOR, BE THEY UNDER THE PLAN OR OTHERWISE, MUST BE
 ACCOUNTED FOR AND REPORTED HEREIN FOR THE PURPOSE OF CALCULATING THE QUARTERLY FEES.

PLEASE ANSWER THE FOLLOWING:

1.	What are your projections as to your ability to comply with the terms of the plan?
The Company expects to comply fully with the terms of the plan.

2.	Please describe any factors which may materially affect your ability to obtain a final decree.

None

3.	If plan payments have not yet begun, please indicate the date that the first plan payment is due.

Initial distributions of 43% of undisputed claims were made shortly after Plan confirmation and in June 2007 secondary distributions of 43% were made on claims resolved since initial distribution.

FILE ORIGINAL REPORT ELECTRONICALLY WITH THE COURT, FILE A PAPER COPY  WITH U.S. TRUSTEE'S OFFICE

SUMMARY OF AMOUNTS DISTRIBUTED UNDER THE PLAN:

	Current Quarter		Paid to Date		Balance Due
A. FEES AND EXPENSES:
1. Disbursing Agent Compensation	$		$		$
2. Fee for Attorney for Trustee	$		$		$
3. Fee for Attorney for Debtor	$		$		$
4. Other Professionals		$0.00		$3,430,259.49		$0.00
5. All Expenses, Including Disbursing Agent's		$0.00	$		$
B. DISTRIBUTIONS:
6. Secured Creditors	$		$		$
7. Priority Creditors		$0.00		$15,122.16	$
8. Unsecured Creditors		$36,425.45		$688,729.01	$
9. Equity Security Holders	$		$		$
10. Other Payments- Specify Class of Payee	$		$		$
	$		$		$

TOTAL PLAN DISBURSEMENTS		$36,425.45		$4,134,110.66	$

(Report Sum of Lines 1 - 10, current quarter column, on page 1, A.)

C. Percent Dividend to be Paid to Unsecured Creditors Under Plan	1001%

SUMMARY OF PROPERTY TRANSFERRED UNDER THE PLAN

Description of Property

Secured Creditors

Priority Creditors

Unsecured Creditors

Equity Security Holders

Other Transfers- Specify class of Transferee

1 Dependent on outcome of pending litigation, as described in the Plan.

CONSUMMATION OF PLAN:

If this is a final report, has an application for Final Decree been submitted?

Yes	Date application was submitted?

X	No	Date when application will be submitted

Estimated Date of Final Payment Under Plan	Unkown. Litigation pending.

I CERTIFY UNDER PENALTY OF PERJURY THAT THE ABOVE INFORMATION IS TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE.

SIGNED:	/s/ Sidney O. Harris	Date:	7/16/2007

Sidney O. Harris
(PRINT NAME)

Three-Five Systems, Inc.
Disbursement Detail
March 1, 2007 through June 30, 2007

Type	Num	Date	Name	Further Description	Paid Amount

			PRIORITY AMOUNTS DISTRIBUTED UNDER THE PLAN		0.00

Bill Pmt -Check	1202	06/15/2007	AUTOVEND	43% distribution of claim	(25.80)
Bill Pmt -Check	1203	06/15/2007	CANONBUS	43% distribution of claim	(2,606.41)
Bill Pmt -Check	1204	06/15/2007	DAVISWRIGH	43% distribution of claim	(326.80)
Bill Pmt -Check	1205	06/15/2007	DERRINGTON	43% distribution of claim	(32,737.85)
Bill Pmt -Check	1206	06/15/2007	FAIR HARBOR	43% distribution of claim	(602.00)
Bill Pmt -Check	1207	06/15/2007	FEDX-PA	43% distribution of claim	(116.27)
Bill Pmt -Check	1208	06/15/2007	MERCEDES	43% distribution of claim	(10.32)
			UNSECURED AMOUNTS DISTRIBUTED UNDER THE PLAN		(36,425.45)

			OTHER PROFESSIONALS AMOUNT DISTRIBUTED UNDER THE PLAN		0.00

			FEE FOR ATTORNEY FOR TRUSTEE DISTRIBUTED UNDER THE PLAN		0.00

			TOTAL PLAN DISBURSEMENTS 4/01/07-6/30/07		(36,425.45)

Check	ACH	04/16/2007	US Bank	March 2007 bank charges	(209.53)
Bill Pmt -Check	WIRE	04/05/2007	BENTOVIM	TFS BOARD APR07	(2,500.00)
Bill Pmt -Check	1147	04/02/2007	CONNSEC	WITHDRAWAL APP	(50.00)
Bill Pmt -Check	1148	04/05/2007	LYON	TFS BOARD APR07	(2,500.00)
Bill Pmt -Check	1149	04/05/2007	NEW WAY	Redmond, WA storage trailers rent Mar2007	(653.40)
Bill Pmt -Check	1150	04/05/2007	PDAVIS	TFS BOARD APR07	(2,500.00)
Bill Pmt -Check	1151	04/05/2007	PITMAN	W/E 4/1/07 Consulting	(2,044.17)
Bill Pmt -Check	1152	04/05/2007	STEPTOE	Jan/Feb 2007 less retainer legal services	(6,078.36)
Bill Pmt -Check	1153	04/17/2007	FIDELITYNA	FORECLOSURE DEPOSIT	(6,500.00)
Bill Pmt -Check	1154	04/20/2007	AZ CORPCOM	TFS 2007 ANNUAL	(45.00)
Bill Pmt -Check	1155	04/20/2007	BAKERMCKEN	March 2007 Philippines legal services	(244.96)
Bill Pmt -Check	1156	04/20/2007	EEW	consulting to revise cost estimate letter re: Lightstat claim	(357.50)
Bill Pmt -Check	1157	04/20/2007	GUST	March 2007 legal services	(1,334.00)
Bill Pmt -Check	1158	04/20/2007	HARDING	2006 Federal & state tax extensions	(995.00)
Bill Pmt -Check	1159	04/20/2007	JENNINGS	March 2007 legal services	(7,162.20)
Bill Pmt -Check	1160	04/20/2007	PITMAN	w/e 4/8/07 & 4/15/07 consulting	(3,871.01)
Bill Pmt -Check	1161	04/20/2007	RENA	temporary services	(163.20)

Bill Pmt -Check	1162	04/20/2007	SQUIRE	March 2007 legal services	(4,508.96)
Bill Pmt -Check	1163	04/20/2007	STEVEBROWN	March 2007 legal services	(12,719.34)
Bill Pmt -Check	1164	04/20/2007	USTRUSTEE	Q107 Fees	(3,750.00)
Bill Pmt -Check	1165	04/30/2007	BANKOFNY	March 2007 transfer agent fees	(1,839.90)
Bill Pmt -Check	1166	04/30/2007	EEW	Quarterly monitoring fee for CT wells	(1,325.00)
Bill Pmt -Check	1167	04/30/2007	IRON	March 2007 offsite records storage	(1,415.07)
Bill Pmt -Check	1168	04/30/2007	NEUSTAR	March 2007 DNS services	(118.15)
Bill Pmt -Check	1169	04/30/2007	PITMAN	w/e 4/22 & 4/29/07 consulting	(3,425.88)
Bill Pmt -Check	1170	04/30/2007	PUBLIC STORAGE	storage units Redmond, WA May 2007	(504.00)
Bill Pmt -Check	1171	04/30/2007	RENA	temporary services	(108.80)
Bill Pmt -Check	1172	04/30/2007	STEPTOE	March 2007 legal services	(1,857.90)
Check	ACH	05/14/2007	US Bank	bank charges	(62.60)
General Journal	CashRec	05/31/2007	US Bank	ck 1135 cleared twice bank to adj	(2,500.00)
Bill Pmt -Check	WIRE	05/11/2007	BENTOVIM	TFS BOARD MAY 2007	(2,500.00)
Bill Pmt -Check	WIRE	05/11/2007	BRIDGE	March 2007 consulting	(21,673.97)
Bill Pmt -Check	WIRE	05/25/2007	BRIDGE	April 2007 consulting	(21,384.44)
Bill Pmt -Check	1173	05/03/2007	AZ CORPCOM	TFS-DI MERGER FEES	(135.00)
Bill Pmt -Check	1174	05/11/2007	EEW	Receptor survey balance due	(820.00)
Bill Pmt -Check	1175	05/11/2007	LYON	TFS BOARD MAY 2007	(2,500.00)
Bill Pmt -Check	1176	05/11/2007	NEW WAY	May 2007 rent storage trailers WA	(653.40)
Bill Pmt -Check	1177	05/11/2007	PDAVIS	TFS BOARD MAY 2007	(2,500.00)
Bill Pmt -Check	1178	05/11/2007	PITMAN	W/E 5/6/07 consulting	(2,003.87)
Bill Pmt -Check	1179	05/11/2007	STEVEBROWN	April 2007 general counsel fees	(11,551.71)
Bill Pmt -Check	1181	05/25/2007	BANKOFNY	April 2007 transfer agent fees	(1,821.34)
Bill Pmt -Check	1182	05/25/2007	CT CORP	TFS DE & Refac NJ domestic representation	(340.74)
Bill Pmt -Check	1183	05/25/2007	IRON	April 2007 offsite records storage	(749.40)
Bill Pmt -Check	1184	05/25/2007	JENNINGS	April 2007 legal services	(3,743.68)
Bill Pmt -Check	1185	05/25/2007	NEUSTAR	April 2007 DNS services	(117.78)
Bill Pmt -Check	1186	05/25/2007	PITMAN	w/e 5/13/07 & 5/20/07 consulting	(4,290.83)
Bill Pmt -Check	1187	05/25/2007	PUBLIC STORAGE	June 2007 storage units WA	(524.00)
Bill Pmt -Check	1188	05/25/2007	RENA	w/e 5/6/07 temporary services	(204.00)
Bill Pmt -Check	1189	05/25/2007	SQUIRE	April 2007 legal services	(13,190.68)
Bill Pmt -Check	1190	05/25/2007	STINSON	REPLENISH RETAINER	(40,000.00)
Check	ACH DEBIT	06/14/2007	US BANK	MONTHLY BANK CHARGES	(213.40)
Bill Pmt -Check	WIRE	06/12/2007	BENTOVIM	TFS BOARD JUNE2007	(2,500.00)
Bill Pmt -Check	WIRE	06/29/2007	BRIDGE	MAY 2007 PROFESSIONAL FEES	(21,384.44)
Bill Pmt -Check	1191	06/11/2007	BAKERMCKEN	May 2007 legal fees	(113.75)
Bill Pmt -Check	1192	06/11/2007	DEL SEC	file restated certificate of incorporation	(186.00)
Bill Pmt -Check	1193	06/11/2007	GUST	April & May 2007 legal fees	(7,965.80)
Bill Pmt -Check	1194	06/11/2007	IRON	May 2007 offsite records storage	(855.30)

Bill Pmt -Check	1195	06/11/2007	LYON	TFS BOARD JUNE 2007	(2,500.00)
Bill Pmt -Check	1196	06/11/2007	NEW WAY	June 2007 Storage trailers WA	(653.40)
Bill Pmt -Check	1197	06/11/2007	PDAVIS	TFS BOARD JUNE 2007	(2,500.00)
Bill Pmt -Check	1198	06/11/2007	PITMAN	consulting w/e 5/27, 6/3 & 6/10/07	(3,430.75)
Bill Pmt -Check	1199	06/11/2007	SKIRITAI	Bentovim expense reimbursement	(569.06)
Bill Pmt -Check	1200	06/11/2007	STEPTOE	April 2007 legal fees	(648.00)
Bill Pmt -Check	1201	06/11/2007	STEVEBROWN	May 2007 legal fees	(17,715.39)
Bill Pmt -Check	1209	06/29/2007	BANKOFNY	May 1-31, 2007 Transfer agent fees	(1,821.29)
Bill Pmt -Check	1210	06/29/2007	JENNINGS	May 2007 legal fees	(8,659.83)
Bill Pmt -Check	1211	06/29/2007	NEUSTAR	May 2007 DNS fees	(100.74)
Bill Pmt -Check	1212	06/29/2007	PITMAN	consulting w/e 6/17 & 6/24/07	(2,761.36)
Bill Pmt -Check	1213	06/29/2007	PUBLIC STORAGE	July 2007 storage rental 2 units WA	(537.00)
			TOTAL DISBURSEMENTS NOT UNDER PLAN 4/01/07-6/30/07		(277,164.28)

			TOTAL DISBURSEMENTS FOR 4/01/07-6/30/07		(313,589.73)